Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

19. Subsequent Events

a) In December 2011, the Board of Directors of the Company authorized a share repurchase plan, pursuant to which the Company was authorized to repurchase its own issued and outstanding ADSs up to an aggregate value of US$10 million from the open market from time to time within one year. The share repurchase plan does not require the Company to acquire a specific number of shares.

During the period from March 22, 2012 to April 19, 2012, the Company repurchased approximately 245,000 ADSs with total consideration of approximately US$1,291 from the open market. The ordinary shares representing the repurchased ADS are recorded as treasury shares at purchase cost at the time of repurchase.

b) In February and March 2012, the Board of Directors of the Company granted share options to certain employees to purchase up to 476,500 ordinary shares pursuant to the Plan. In addition, in March 2012, the Company granted 232,500 restricted shares to an employee whereby 25% of the restricted shares shall become vested on the first anniversary of the award date and the remaining 75% of the restricted shares shall vest in twelve equal quarterly installments thereafter. The Company is currently finalizing the evaluation of the financial impact of the share options and restricted shares granted.